UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2021

MWF Global Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-151350	26-1679929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baccuit Sur, Bauang, La Union, Philippines

(Address of Principal Executive Offices) (Zip Code)

(775) 321-8238

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MWFO	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

This Stock Purchase Agreement (this “Agreement”), dated as of this 7th day of June, 2021, is entered into among KindCard, Inc., a Massachusetts corporation (“KindCard”), Croesus Holdings Corp, a Massachusetts corporation (jointly hereinafter, “Seller”) and MWF Global Inc., a Nevada corporation (“Buyer”).

Subject to the terms and conditions set forth in the agreement, at the Closing, Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Seller Equity, free and clear of all Encumbrances, all of the intellectual property and operational assets in the Tendercard division of Croesus Holdings Corp, a Massachusetts corporation.

The aggregate purchase price for the Purchased Assets shall be $8,000,000, (the “Purchase Price”). The Purchase Price shall be paid by the issuance of eight million (8,000,000) shares of common stock of Buyer (the “Buyer Stock Issuance”). The Buyer Stock Issuance in connection with the Purchase Price shall be valued at $1.00 per share of common stock.

The description of the transaction contemplated by this agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the documents filed as exhibits hereto and incorporated herein by reference.

ITEM 5.01 Changes in Control of Registrant.

Effective June 3, 2021, RMR Management LLC, 5600 Saint Annes Way, Boca Raton FL, entered into a Share Purchase Agreement with Willian D. Mejia. RMR Management LLC purchased 54,000,000 shares of common Stock from Mr. Mejia for a total purchase price of $150,000.

Mr. Michael Rosen of RMR Management has sole voting and dispositive power over the shares purchase from his personal funds.

ITEM 9.01 Financial Statements and Exhibits.

Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit Number	Description of Exhibit

99.1	Stock Purchase Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MWF Global Inc.

Dated: June 7, 2021	By:	/s/ William D. Mejia
William D. Mejia
Chief Executive Officer, Director

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